Steben Managed Futures Strategy Fund

A series of Steben Alternative Investment Funds

Class A Shares (Ticker: SKLAX)

Class C Shares (Ticker: SKLCX)

Class I Shares (Ticker: SKLIX)

Class N Shares (Ticker: SKLNX)

Supplement dated November 18, 2015

to the Fund’s Prospectus dated July 29, 2015

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On November 16, 2015, the Board of the Steben Alternative Investment Funds (the “Trust”) approved, subject to shareholder approval, an Amended Investment Advisory Agreement (“Amended Agreement”) between the Trust, on behalf of the Fund and Steben & Company, Inc. (“Steben”), the Fund’s investment adviser. As per the terms of the Amended Agreement, Steben is seeking to increase the investment advisory fee rate paid by the Fund from 1.25% to 1.75% to permit Steben to contract directly with multiple sub-advisers to manage direct trading accounts for the Fund. Such change will allow the Fund to eliminate its exposure to swaps that currently indirectly provide returns linked to the returns of pooled investment vehicles operated by trading advisers using managed futures programs. If approved by Fund shareholders, the Fund will transition to direct trading accounts, which is expected to result in: a decline in overall net expenses of the Fund; the Fund no longer indirectly paying for trading advisory management and incentive fees as well as fees to the counterparty of the swaps; increased tax efficiencies of Fund transactions; and full transparency of sub-advisers’ trading. Steben will pay the sub-advisers directly out of Steben’s advisory fee, which would be limited to 1.75% under the Amended Agreement.

A Special Meeting of Shareholders of the Fund will be held on December 17, 2015, for the purpose of approving or not approving the Amended Agreement. If approved by Fund shareholders at the meeting, the Fund anticipates that the transition to direct trading accounts would occur during the first quarter of 2016.

Please retain this Supplement for future reference.